UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HAIN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Hain Celestial Group, Inc. 2022 Long Term Incentive and Stock Award Plan

As described in Item 5.07 of this Current Report on Form 8-K, the stockholders of The Hain Celestial Group, Inc. (the “Company”) approved The Hain Celestial Group, Inc. 2022 Long Term Incentive and Stock Award Plan (the “2022 Plan”) at the Company’s 2022 Annual Meeting of Stockholders held on November 17, 2022 (the “2022 Annual Meeting”).

The 2022 Plan permits the Company to continue making equity-based and other incentive awards in a manner intended to properly incentivize its employees, directors, consultants and other service providers by aligning their interests with the interests of the Company’s stockholders. The 2022 Plan has an initial reserve of up to 9,200,000 shares of the Company’s common stock, subject to adjustments as described in the 2022 Plan.

The terms and conditions of the 2022 Plan are described in “Proposal 4 – Approval of The Hain Celestial Group, Inc. 2022 Long Term Incentive and Stock Award Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on October 7, 2022 (the “Proxy Statement”), which description is incorporated herein by reference. The descriptions of the 2022 Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the 2022 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 17, 2022, the Company held the 2022 Annual Meeting. The matters voted upon and the voting results are set forth below.

Proposal 1 – Election of Directors

The following eight director nominees were elected to serve on the Company’s board of directors until the next annual meeting of stockholders and until their successors are duly elected and qualified, based upon the following vote:

	For	Against	Abstain	Broker Non-Votes
Richard A. Beck	77,654,627	837,160	37,771	4,449,849
Celeste A. Clark, Ph.D.	76,655,101	1,838,587	35,870	4,449,849
Dean Hollis	77,058,986	1,432,498	38,074	4,449,849
Shervin J. Korangy	77,970,354	520,749	38,455	4,449,849
Mark L. Schiller	77,920,101	570,917	38,540	4,449,849
Michael B. Sims	77,373,753	1,116,693	39,112	4,449,849
Carlyn R. Taylor	78,204,665	288,398	36,495	4,449,849
Dawn M. Zier	77,028,909	1,462,197	38,452	4,449,849

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2022 was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
63,377,079	15,024,875	127,604	4,449,849

Proposal 3 – Ratification of Appointment of Registered Independent Accountants

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s registered independent accountants for the fiscal year ending June 30, 2023 was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
80,021,150	2,902,159	56,098	0

Proposal 4 – Approval of The Hain Celestial Group, Inc. 2022 Long Term Incentive and Stock Award Plan

The proposal to approve The Hain Celestial Group, Inc. 2022 Long Term Incentive and Stock Award Plan was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
71,240,489	7,226,388	62,681	4,449,849

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
The Hain Celestial Group, Inc. 2022 Long Term Incentive and Stock Award Plan (incorporated by reference to Exhibit 10.1 of the Company’s Registration Statement on Form S-8 (Commission File No. 333-268439) filed with the Securities and Exchange Commission on November 17, 2022).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2022

THE HAIN CELESTIAL GROUP, INC.

By:	/s/ Kristy M. Meringolo
Name:	Kristy M. Meringolo
Title:	EVP, General Counsel and Corporate Secretary